united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22963

iCapital KKR Private Markets Fund

(Exact name of registrant as specified in charter)

60 East 42nd Street, 26th Floor, New York, NY 10165

(Address of principal executive offices) (Zip code)

Kyle Hartley, iCapital Registered Fund Adviser LLC

60 East 42nd Street, 26th Floor, New York, NY 10165

(Name and address of agent for service)

Registrant's telephone number, including area code: (646) 214-7277

Date of fiscal year end: 3/31

Date of reporting period: 3/31/21

Item 1. Reports to Stockholders.

iCAPITAL KKR PRIVATE MARKETS FUND
(FORMERLY, ALTEGRIS KKR COMMITMENTS MASTER FUND)

ANNUAL REPORT
March 31, 2021

ADVISED BY:	SUB-ADVISED BY:
iCapital Registered Fund Adviser LLC	StepStone Group LP
60 East 42nd Street	4275 Executive Square
26th Floor	Suite 500
New York, NY 10165	La Jolla, CA 92037

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
March 31, 2021

Table of Contents

Letter to Shareholders (Unaudited)	1
Report of Independent Registered Public Accounting Firm	5
Portfolio Review (Unaudited)	6
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Consolidated Statements of Financial Highlights	13
Notes to Consolidated Financial Statements	14
Approval of Investment Advisory And Sub-Advisory Agreements (Unaudited)	25
Supplemental Information	27
Privacy Notice	31

Letter to Shareholders
Annual Report for the iCapital KKR Private Markets Fund (the “Fund”)
Twelve-Month Period Ended March 31, 2021

Transaction Overview

On January 29, 2021, the Fund’s shareholders approved iCapital Registered Fund Adviser LLC (“iCapital RF Adviser”) as the new investment advisor, replacing Altegris Advisors, LLC. In conjunction, the Fund was renamed the iCapital KKR Private Markets Fund (formerly the Altegris KKR Commitments Master Fund). KKR also acquired less than 25% of iCapital RF Adviser, which we believe creates additional economic alignment with investors in the Fund.

iCapital RF Adviser is an affiliate of Institutional Capital Network (“iCapital”), a firm which offers investment solutions and develops technology-based services to transform the private capital industry. Founded in 2013, iCapital is based in New York City with five additional offices globally and over 400 employees.

iCapital RF Adviser consists of a four-person portfolio management team with 50+ years of combined experience in private equity, including Nick Veronis (Co-Founder & Managing Partner) and David Shyu (Co-Portfolio Manager). Prior to co-founding iCapital, Mr. Veronis spent 11 years at Veronis Suhler Stevenson (VSS), a middle market private equity firm where he was a Managing Director responsible for originating and structuring investment opportunities. Mr. Shyu was previously a Director of Newbury Partners and began his career as an Analyst at Goldman Sachs. He is a graduate of Princeton University.

Subject to investment availability and market conditions, we currently expect to focus on four key investment themes that capitalize on KKR strengths and already represent over 60% of the Fund’s fair value in underlying investments as of March 31, 2021:

●	Digital Age

●	Health & Wellness

●	Rise of the Global Millennial & Middle Class

●	Corporate Carve-outs

KKR has extensive experience in each of these themes with a deep pool of dedicated investment professionals sourcing opportunities and working closely with portfolio companies to create value. KKR, one of the pioneers of the private equity industry, has 44 years of experience, over $250 billion in AUM and over 500 investment professionals. Furthermore, we currently intend to emphasize co-investments and secondaries to potentially mitigate cash drag and reduce the level of acquired fund fees going forward.

The Fund will continue aiming to deliver attractive returns with less volatility than public equities, while providing broad diversification across strategies, types, geographies, sectors, vintage years, and underlying investments.

Market Overview

The one-year period ended March 31, 2021 was marked by high levels of uncertainty in financial markets driven by the outbreak of the COVID-19 pandemic. Following a sharp decline in public stock prices in

March 2020, equity markets saw a strong rebound in Q2 with the help of highly accommodative monetary policy and historically low interest rates. However, gains were largely uneven, driven mostly by large technology stocks, which many investors viewed as somewhat of a safe haven as demand for tech solutions surged in a remote working environment. Investors showed less optimism for small cap stocks and more cyclical sectors, evidenced by the outperformance of the NASDAQ Composite Index relative to other major U.S. stock indices.

Markets continued their upward trend into the early parts of Q3 2020 before seeing a pullback near the end of September due to uncertainty surrounding U.S. elections and concerns about frothy tech valuations. However, equities rebounded strongly in the final months of 2020 and into Q1 2021, driven by growing optimism over a successful vaccine rollout and beliefs that pent-up demand during the pandemic would lead to a strong economic rebound. This was combined with continued accommodative monetary policy and aggressive government spending on stimulus packages to promote a bullish market environment. Looking forward, we are closely focused on rising interest rates as an indication of future economic activity, as the yield on the 10-year U.S. treasury has surged from historic lows over the last several months. While this could hinder capital raising and acquisition activity, it is also a strong indication of continued investor optimism around an economic recovery.

Activity across private markets followed a similar sentiment to public equities. Deal activity slowed significantly relative to prior years during the first half of 2020 but ticked up significantly in the latter half of the year, with sectors such as technology recovering more quickly and at valuations even surpassing pre-pandemic levels due to strong investor demand for tech-enabled business models that address the Digital Age theme. Deal volumes have remained robust in Q1 2021 following a record-breaking rebound in Q4 2020, as 1,762 U.S. private equity deals were completed in Q1 with a total deal value of $203 billion, according to PitchBook1. Further, fund managers have been making more opportunistic investments in verticals that are still facing difficulties in the aftermath of the pandemic, such as retail and hospitality. There were also a handful of large corporate carve-outs and take-privates completed during the first quarter.

With respect to the secondaries market, the rapid growth in GP-led transactions provides a significant opportunity set for the Fund. Well-established, blue-chip GPs are now utilizing the secondary market to hold onto their attractive assets longer, and at the same time, offer liquidity to existing LPs in a timely manner while creating proper alignment with the new secondary buyers. This development provides GPs with an increasingly reliable “third” exit option for their portfolio companies, aside from a sale or IPO, that allows continued participation in the value creation of assets that they already know well.

Fund Overview as of March 31, 2021

During the most recent quarter, the Fund generated returns of 12.0% for the Class I shares and 11.9% for the Class A shares, compared to 4.6% for the MSCI ACWI Index and 6.2% for the S&P 500 Total Return Index. Over 60% of the Fund’s underlying investment gain during the most recent quarter was driven by underlying investments within the Digital Age and Health & Wellness themes. Of note, approximately 35% of the Fund’s underlying investment gain during the most recent quarter was attributable to one underlying investment within the Digital Age theme that subsequently held an IPO in April 2021.

[1]	Source: PitchBook Q1 2021 US PE Breakdown

Since inception, the Fund’s annualized returns have been 10.8% for the Class I shares and 10.1% for the Class A shares, compared to 10.5% for the MSCI ACWI Index and 14.1% for the S&P 500 Total Return Index over the same time frame. The Fund has generated these annualized returns with approximately half the volatility2 of the MSCI ACWI Index and the S&P 500 Total Return Index. That being said, the Fund’s annualized returns have been meaningfully impacted by high levels of historical net cash, which ranged from approximately 30% to 50% of NAV between mid-2016 and mid-2018. As noted, subject to investment availability and market conditions, we currently intend to emphasize co-investments and secondaries to potentially mitigate cash drag going forward. Furthermore, in parallel with becoming the new investment advisor, we negotiated significant amendments to the existing line of credit in order to facilitate the optimization of cash management – the size of the line was increased from $30 million to $70 million, while the drawn interest rate spread was reduced from 2.25% to 1.90% and the undrawn fee was reduced from 1.20% to 0.80%.

With respect to diversification as of March 31, 2021, some quantitative examples include:

●	Strategy[3] - 93% Buyouts & Growth Equity, 7% Real Estate, 3% Other

●	Type[3] - 41% Primary Investments, 39% Secondary Investments, 23% Co-investments

●	Geographies[3] - 71% North America, 20% Asia, 12% Europe

●	Sectors[4] - 33% Information Technology, 12% Health Care, 10% Consumer Staples, and others

Moreover, the portfolio is relatively seasoned with over 80% of the Fund’s fair value in underlying investments either in value creation mode (2-4 years old) or harvest mode (4+ years old) – as a result, we believe there is considerable potential for near to medium term liquidity events.

We are enthusiastic to serve as the new investment advisor and appreciate your continued partnership. We look forward to pursuing the opportunities ahead together.

[2]	As measured by standard deviation

[3]	By fair value as % of Net Assets

[4]	By fair value in underlying investments

NOTES TO PERFORMANCE

Monthly returns are net of fees and Fund expenses and based on NAV at month-end.

The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I shares (as re-classified), is 07/31/2015.

Class A shares are subject to a maximum sales load of 3.5%. Class I shares have no sales load.

The total annual fund expense ratio, gross of any fee waivers or expense reimbursements, is 3.56% for Class A shares and 2.97% for Class I shares. See the Prospectus for more information.

The performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data shown above. Investment return and principal value will fluctuate, so that shares, when sold, may be worth more or less than their original cost. The returns reflect the expense limitation and reimbursement, without which, the performance would have been lower. A Fund’s performance, especially for short periods of time, should not be the sole factor in making your investment decision.

For the period from the Fund’s inception through May 31, 2016, the returns and expenses of Class A shares reflect the performance of the prior feeder fund; and the returns of Class I shares reflect the performance of the Fund prior to its issuance of multiple share classes and reclassification of existing shares. From June 1, 2016 forward, the returns reflect performance of Class A and Class I shares, respectively, of the iCapital KKR Private Markets Fund.

INDEX DESCRIPTIONS

The indices shown are for general market comparisons and are not meant to represent any actual fund. An index is unmanaged and not available for direct investment.

S&P 500 Total Return Index. The total return version of S&P 500 index; generally representative of certain portions of the U.S. equity markets. Returns assume reinvestment of dividends.

MSCI All-Country World Index. The MSCI ACWI captures large and mid-cap representation across 23 Developed Markets and 24 Emerging Markets countries. With more than 2,400 constituents, the index covers approximately 85% of the global investable equity opportunity set.

RISKS AND IMPORTANT CONSIDERATIONS

This material is being provided for informational purposes only. The author’s assessments do not constitute investment research and the views expressed are not intended to be and should not be relied upon as investment advice. The opinions are based on market conditions as of the date of writing and are subject to change without notice.

Past performance is not indicative of future results. There is no guarantee that any forecasts made will come to pass. There can be no assurance that any investment product or strategy, including diversification, will achieve its objectives, generate profits or avoid losses.

It is important to note that all investments carry a certain degree of risk including the possible loss of principal and performance may be affected by different market cycles. Complex or alternative strategies may not be suitable for every investor and the value of a portfolio will fluctuate based on the value of the underlying securities.

There are significant differences between public and private equity investments, which include but are not limited to, the fact that public equity investments have a lower barrier to entry. There is also greater access to information about public companies. Private equity investments typically have a longer time horizon than public equity investments before profits, if any, are realized. Public equity investments provide far greater liquidity, whereas private equity investments, like those made by the Fund, are considered highly illiquid.

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606-4301
USA
Tel:+1 312 486 1000
Fax:+1 312 486 1486
To the shareholders and the Board of Trustees of iCapital KKR Private Markets Fund:	www.deloitte.com

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of iCapital KKR Private Markets Fund (formerly known as Altegris KKR Commitments Master Fund) (the “Fund”), including the consolidated portfolio of investments, as of March 31, 2021, the related consolidated statements of operations and consolidated cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its consolidated operations and its consolidated cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and underlying fund managers and advisers. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, the Fund’s investor adviser changed from Altegris Advisors LLC to iCapital Registered Fund Adviser LLC effective February 16, 2021. Our opinion is not modified in respect of this matter.

May 28, 2021

We have served as the auditor of iCapital KKR Private Markets Fund (formerly known as Altegris KKR Commitments Master Fund) since 2014.

iCapital KKR Private Markets Fund (Formerly, Altegris KKR Commitments Master Fund)
PORTFOLIO REVIEW (Unaudited)
March 31, 2021

The Fund’s performance figures* for the Periods ended March 31, 2021, compared to its benchmarks:

	One Year	Three Year	Five Year	Annualized Since Inception July 31, 2015 **
iCapital KKR Private Markets Fund - Class A	36.67%	11.45%	10.31%	10.09%
iCapital KKR Private Markets Fund - Class A with load ***	31.85%	10.13%	9.53%	9.39%
iCapital KKR Private Markets Fund - Class I	37.48%	12.09%	10.98%	10.81%
MSCI AC World Index Net ****	54.60%	12.07%	13.21%	10.46%
S&P 500 Total Return Index *****	56.35%	16.78%	16.29%	14.12%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s August 3, 2020, prospectus, the total annual operating expense are 3.56% and 2.97% for the Fund’s Class A and Class I shares, respectively. For performance information current to the most recent month-end, please call 1-212-994-7400.

**	The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I Shares (as re-classified), is July 31, 2015. The Fund was reorganized as of June 1, 2016 to offer the Class A and Class I shares.

***	Class A with load total return is calculated using the maximum sales charge of 3.50%.

****	The MSCI All Country World Index (ACWI) is a market-cap-weighted global equity index that tracks emerging and developed markets. It currently monitors nearly 3,000 large- and mid-cap stocks in 49 countries.

*****	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

Comparison of the Change in Value of a $25,000 Investment | July 31, 2015–March 31, 2021
Past performance is not necessarily indicative of future results.

+	Initial investment has been adjusted for the maximum sales charge of 3.50%.

Holdings by Type of Investment as of March 31, 2021	% of Net Assets
Investments in Private Equity Funds:
Primary Investments	40.74%
Secondary Investments	38.92%
Co-Investments	23.12%
Common Stock	0.00%
Short Term Investments:
Private Money Market Funds	0.40%
Liabilities in Excess of Other Assets	(3.18)%
Total	100.00%

 Please refer to the Consolidated Portfolio of Investments in this report for a detailed analysis of the Fund’s holdings.

iCapital KKR Private Markets Fund (Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2021

	Investment Strategy	Geographic Region	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
INVESTMENTS IN PRIVATE EQUITY FUNDS (a) - 102.78%
CO-INVESTMENTS - 23.12%
Independence Energy Co-Invest L.P. (b)	Buyout	Americas	$10,250,862	$8,152,584	1.78%	2/26/2018
KKR Banff Co-Invest L.P. *	Buyout	Americas	10,000,000	13,000,000	2.84%	9/28/2018
KKR Byzantium Infrastructure Co-Invest L.P.	Infrastructure	Europe	6,435,450	7,300,516	1.60%	10/3/2017
KKR Caribou Co-Invest L.P. *	Growth	Americas	17,500,000	19,442,982	4.25%	2/26/2018
KKR Element Co-Invest L.P. *	Buyout	Americas	—	359	0.00%	8/12/2016
KKR Enterprise Co-Invest L.P AIV B. *	Buyout	Americas	2,294,701	7,925,717	1.73%	7/14/2020
KKR Enterprise Co-Invest L.P. *	Buyout	Americas	20,000,000	3,400,624	0.74%	9/6/2018
KKR Sigma Co-Invest L.P. *	Buyout	Europe	7,500,000	14,063,762	3.08%	6/11/2018
LC Sports Pte. Ltd. (c)*	Buyout	Asia	2,282,797	2,146,816	0.47%	11/2/2018
Nutraceutical Investco LP (c)*	Buyout	Americas	1,344,891	1,812,070	0.40%	7/15/2019
OnyxPoint Permian Equity Feeder III LLC (c)*	Buyout	Americas	2,723,512	(7,615)	0.00%	9/7/2018
Uno Co-Invest L.P. *	Buyout	Americas	15,000,000	28,500,000	6.23%	6/7/2017
TOTAL CO-INVESTMENTS			95,332,213	105,737,815	23.12%

PRIMARY INVESTMENTS - 40.74%
Bridge Growth Partners (Parallel), L.P. *	Growth	Americas	925,471	1,379,978	0.30%	2/23/2016
HPH Specialized International Fund 1, L.P. (c)	Buyout	Americas	652,886	329	0.00%	10/9/2015
KKR Americas Fund XII L.P. *	Buyout	Americas	45,379,416	85,629,732	18.73%	3/31/2017
KKR Asian Fund III L.P.	Buyout	Asia	42,484,681	61,990,298	13.56%	3/31/2017
KKR European Fund IV, L.P.	Buyout	Europe	3,904,354	5,475,951	1.20%	12/17/2015
KKR European Fund V, L.P. SCSp	Buyout	Europe	12,397,364	14,087,775	3.08%	11/5/2018
KKR Health Care Strategic Growth Fund L.P. *	Growth	Americas	7,409,504	9,807,382	2.14%	8/4/2017
KKR Next Generation Technology Growth Fund II SCSp (b)	Growth	Americas	2,218,402	2,968,540	0.65%	7/11/2019
L Catterton Asia 3 LP (c)	Buyout	Asia	1,635,847	1,405,377	0.31%	12/4/2018
Oak Hill Capital Partners IV, L.P. (c)*	Buyout	Americas	937,412	1,005,549	0.22%	3/31/2017
Providence Strategic Growth Europe L.P. (b)	Growth	Europe	—	32,211	0.01%	11/11/2019
RB Equity Fund II-A, L.P. *	Growth	Americas	684,182	815,660	0.18%	12/3/2018
The Resolute Fund IV	Buyout	Americas	857,212	1,630,563	0.36%	9/28/2018
TOTAL PRIMARY INVESTMENTS			119,486,731	186,229,345	40.74%

SECONDARY INVESTMENTS - 38.92%
Artisan Partners Asset Management, Inc. TRA (c,d)	Credit	Americas	2,864,802	3,400,699	0.74%	10/12/2018
Charles River Partnership XIII, L.P. *	Growth	Americas	49,016	321,492	0.07%	6/29/2018
Eurazeo Capital IV A SCSp (c)*	Buyout	Europe	1,781,536	2,224,446	0.49%	1/28/2019
Eurazeo Capital IV D SCSp (c)*	Buyout	Europe	1,070,489	1,309,519	0.29%	1/28/2019
Foundation Capital III L.P. *	Growth	Americas	102	1,555	0.00%	6/29/2018
Foundation Capital V L.P. *	Growth	Americas	20,861	221,957	0.05%	6/29/2018
Foundation Capital VI L.P. *	Growth	Americas	152,984	254,407	0.05%	6/29/2018
Foundation Capital VII L.P. *	Growth	Americas	570,323	917,855	0.20%	6/29/2018
Foundation Capital VIII L.P. *	Growth	Americas	677,985	3,245,214	0.71%	6/29/2018
KKR 2006 Fund L.P . *	Buyout	Americas	17,410,703	15,834,386	3.46%	12/31/2015
KKR 2006 Fund (Allstar) L.P. (b)*	Buyout	Americas	1,909,793	2,237,605	0.49%	12/31/2015
KKR 2006 Fund (GDG) L.P. (b)*	Buyout	Americas	1,955,996	—	0.00%	12/31/2015
KKR 2006 Fund (Overseas) L.P.	Buyout	Americas	9,554,332	3,794,639	0.83%	12/31/2015
KKR Asian Fund L.P. *	Buyout	Asia	1,756,028	(4,955)	0.00%	12/29/2016
KKR Asian Fund (Ireland III MIT) I L.P. *	Buyout	Asia	1,088,708	249,125	0.05%	12/29/2016
KKR Asian Fund II Private Investors Offshore, L.P.	Buyout	Asia	3,420,479	3,184,929	0.70%	9/30/2017
KKR China Growth Fund, L.P.	Growth	Asia	14,271,188	12,096,449	2.65%	6/29/2018
KKR European Fund III, L.P. *	Buyout	Europe	2,318,266	885,714	0.19%	12/31/2015
KKR Gaudi Investors L.P. *	Buyout	Europe	8,615,337	9,423,760	2.06%	5/4/2017
KKR Lending Partners II L.P. (b)	Credit	Americas	3,135,628	1,552,025	0.34%	3/31/2017
KKR North America Fund XI L.P. (b)	Buyout	Americas	23,858,481	26,185,177	5.73%	10/29/2015
KKR North America Fund XI (Indigo) L.P. (b)*	Buyout	Americas	1,656,323	9,464,383	2.07%	10/29/2015
KKR North America Fund XI (Wave) L.P. (b)*	Buyout	Americas	1,158,120	927,714	0.20%	10/29/2015
KKR Real Estate Partners Americas II L.P.	Real Estate	Americas	33,090,770	33,829,346	7.40%	5/31/2018
L Catterton VIII Offshore, L.P. (b,c)*	Buyout	Americas	2,586,654	3,254,086	0.71%	9/27/2019
Lime Rock Partners IV AF, L.P. *	Buyout	Americas	5,025,289	6,493,650	1.42%	6/21/2018
Menlo Ventures IX LP *	Growth	Americas	38,532	90,193	0.02%	12/31/2017
Menlo Ventures X LP *	Growth	Americas	2,493,985	215,953	0.05%	12/31/2017
Menlo Ventures XI LP *	Growth	Americas	5,121,980	2,223,767	0.49%	12/31/2017

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund (Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

	Investment Strategy	Geographic Region	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
SECONDARY INVESTMENTS (Continued) - 38.92%
Oak Hill Capital Partners III (AIV I), L.P. (c)*	Buyout	Americas	$274,469	$702,907	0.15%	3/17/2017
Oak Hill Capital Partners III, L.P. (c)	Buyout	Americas	944,478	389,049	0.08%	3/17/2017
Oak Hill Special Opportunities Fund (Offshore II), Ltd. (c)*	Buyout	Americas	4,449	—	0.00%	3/17/2017
OHCP III BC COI, L.P. (c)*	Buyout	Americas	1,940,403	4,575,702	1.00%	3/17/2017
OHCP III BC RO, L.P. (c)*	Buyout	Americas	725,406	1,125,542	0.25%	12/31/2018
Orchid Asia III, L.P. (c)	Buyout	Asia	932,796	1,419,723	0.31%	8/15/2016
Pueblo Co-Invest LP	Growth	Americas	3,447,261	5,337,924	1.17%	6/25/2019
RB Equity Fund I-A LP *	Growth	Americas	3,427,257	6,822,672	1.49%	12/31/2018
Salient Solutions LLC (c,e)*	Growth	Americas	1,057,149	2,012,175	0.44%	2/10/2016
The Resolute Fund II	Buyout	Americas	3,628,531	3,851,964	0.84%	8/31/2018
Warburg Pincus XI (ASIA), L.P. *	Growth	Asia	7,421,100	6,872,674	1.50%	9/30/2017
Yorktown Energy Partners IX, L.P (b,c)*	Buyout	Americas	327,161	190,885	0.04%	9/30/2018
Yorktown Energy Partners VI, L.P (b,c)	Buyout	Americas	63,741	28,899	0.01%	9/30/2018
Yorktown Energy Partners VII, L.P (b,c)	Buyout	Americas	181,069	76,260	0.02%	9/30/2018
Yorktown Energy Partners VIII, L.P (b,c)	Buyout	Americas	598,695	291,595	0.06%	9/30/2018
Yorktown Energy Partners X, L.P (b,c)	Buyout	Americas	573,064	450,122	0.10%	9/30/2018
TOTAL SECONDARY INVESTMENTS			173,201,719	177,983,183	38.92%

TOTAL INVESTMENTS IN PRIVATE EQUITY FUNDS			$388,020,663	$469,950,343	102.78%

	Shares
COMMON STOCK- 0.00% **
ENERGY - 0.00% **
Antero Resources (Common Stock) ^ (b)	1,550	Americas	$15,393	15,393	0.00%	3/16/2021
Antero Midstream (Common Stock) ^^ (b)	401	Americas	3,779	3,779	0.00%	3/11/2021
TOTAL COMMON STOCK			$19,172	$19,172	0.00%

SHORT TERM INVESTMENTS - 0.40%
PRIVATE MONEY MARKET FUNDS - 0.40%
Federated Prime Private Liquidity Fund, Premier Class	962,187		$962,187	$962,187	0.21%	12/29/2017
Prime Liquidity LLC Fund, Capital Class	854,127		854,127	854,127	0.19%	12/29/2017
TOTAL PRIVATE MONEY MARKET FUNDS			$1,816,314	$1,816,314	0.40%

TOTAL SHORT TERM INVESTMENTS			$1,816,314	$1,816,314	0.40%

TOTAL INVESTMENTS - 103.18% (Cost - $389,856,149) (f)				$471,785,829
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.18)%				(14,558,706)
NET ASSETS - 100.00%				$457,227,123

*	Non-income producing.

**	Less than 0.01%

^	Common stock received as an in-kind distribution from Yorktown Energy Partners VI and Yorktown Energy Partners VII LP.

^^	Common stock received as an in-kind distribution from Yorktown Energy Partners VII, L.P.

(a)	Securities restricted to resale represents $469,950,343 or 102.78% of net assets.

(b)	All or part of these investments are holdings of iKF, LLC.

(c)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy (See Note 2).

(d)	Artisan Partners Asset Management TRA - A tax receivable agreement (“TRA”) with Artisan Partners Asset Management (NYSE: APAM) was acquired from a private equity fund in a secondary transaction.

(e)	Salient Solutions LLC - An existing equity co-investment interest in Salient Solutions LLC, a technology company, was acquired from a private equity fund in a secondary transaction.

(f)	The fair value of total investments consists of the following regions:

	Cost	Fair Value	% of Net Assets
Americas	$268,723,415	325,805,425	71.26%
Asia	75,293,624	89,360,436	19.54%
Europe	44,022,796	54,803,654	11.98%
Total Investments	$388,039,835	$469,969,515	102.78%

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

ASSETS
Investment securities:
Investments at cost	$389,856,149
Investments at fair value	$471,785,829
Cash	6,417,932
Prepaid expenses and other assets	530,381
TOTAL ASSETS	$478,734,142

LIABILITIES
Payable for Fund shares repurchased	12,403,631
Line of credit outstanding	7,450,000
Management fee payable to the Adviser	545,272
Service fees payable to related parties	334,793
Distribution and servicing fees payable to Distributor	177,168
Line of credit fees payable	153,193
Subscriptions received in advance	25,000
Accrued expenses and other liabilities	417,962
TOTAL LIABILITIES *	21,507,019

NET ASSETS	$457,227,123

Composition of Net Assets:
Paid in capital	$336,370,592
Accumulated earnings	120,856,531
NET ASSETS	$457,227,123

Class A Shares:
Net Assets	$315,874,048
Shares of beneficial interest outstanding [$0 par value]	19,159,630
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$16.49
Maximum offering price per share (net asset value plus maximum sales charge of 3.50%)	$17.09

Class I Shares:
Net Assets	$141,353,075
Shares of beneficial interest outstanding [$0 par value]	3,965,790
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$35.64

*	Commitments and contingencies (See Notes 2 and 7)

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2021

INVESTMENT INCOME
Dividend distributions from underlying investments	$13,037,316
Dividend income	63,703
TOTAL INVESTMENT INCOME	13,101,019

EXPENSES
Management fees	4,918,941
Distribution and servicing fees	1,723,429
Line of credit fees	618,652
Sub accounting and sub transfer agent fees	441,689
Administrative services fees	295,460
Legal fees	281,871
Audit and tax fees	147,471
Printing and postage expenses	141,165
Trustees fees and expenses	130,784
Custodian fees	129,911
Accounting services fees	66,808
Transfer Agent Fees	62,481
Registration fees	44,163
Chief compliance officer fees	32,984
Insurance expense	24,503
Other expenses	66,551
TOTAL EXPENSES	9,126,863
Tax overpayment	(485,000)
NET EXPENSES	8,641,863

NET INVESTMENT INCOME	4,459,156

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Capital gain distributions from underlying investments	24,434,724
Net change in unrealized appreciation on investments	101,996,538
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	126,431,262

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,890,418

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$4,459,156	$(193,475)
Capital gain distributions from underlying investments	24,434,724	17,206,219
Net realized gain/loss from investments	—	162,226
Net change in unrealized appreciation/(depreciation) on investments	101,996,538	(38,637,583)
Net increase/(decrease) in net assets resulting from operations	130,890,418	(21,462,613)

DISTRIBUTIONS TO MEMBERS
Total Distributions :
Class A	(11,889,074)	(11,281,983)
Class I	(5,027,808)	(4,368,305)
Total distributions to members	(16,916,882)	(15,650,288)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,321,568	4,503,278
Class I	5,770,880	12,446,516
Reinvestment of distributions
Class A	11,402,631	10,887,840
Class I	4,671,971	4,047,854
Repurchase of shares
Class A	(37,815,885)	(24,689,295)
Class I	(11,388,110)	(8,337,357)
Total Decrease in Net Assets from Shares of Beneficial Interest	(26,036,945)	(1,141,164)

NET INCREASE/(DECREASE) IN SHARES OF BENEFICIAL INTEREST	87,936,591	(38,254,065)

NET ASSETS
Beginning of Year	369,290,532	407,544,597
End of Year	$457,227,123	$369,290,532

SHARE ACTIVITY
Class A:
Shares Sold	99,102	325,722
Shares Reinvested	841,093	803,269
Shares Repurchased	(2,578,535)	(1,830,668)
Net decrease in shares outstanding	(1,638,340)	(701,677)

Class I:
Shares Sold	197,830	420,554
Shares Reinvested	159,830	139,393
Shares Repurchased	(367,391)	(286,101)
Net increase/(decrease) in shares outstanding	(9,731)	273,846

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$130,890,418
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	$(59,028,172)
Net Proceeds (Purchase) of short-term investments	30,386,297
Net change in unrealized appreciation on investments	(101,996,538)
Return of capital from underlying investments	24,855,807
Increase in prepaid expenses and other assets	(116,319)
Decrease in interest, dividend and distributions receivables	26,598
Decrease in payable for securities purchased	(59,767)
Increase in payable due to Adviser	49,784
Decrease in service fees payable to related parties	(69,255)
Increase in distribution and servicing fees payable to Distributor	2,861
Increase in line of credit legal fees	153,193
Increase in accrued expenses and other liabilities	197,961
Net Cash Provided by Operating Activities	$25,292,868

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Shares issued, net of change in subscriptions received in advance	$6,211,917
Payment of Shares repurchased, net of change in payable for Shares repurchased	(44,758,697)
Distributions paid to shareholders	(842,280)
Increase in line of credit outstanding	7,450,000
Net Cash Used in Financing Activities	$(31,939,060)

NET DECREASE IN CASH	$(6,646,192)
CASH - BEGINNING OF PERIOD	13,064,124
CASH - END OF PERIOD	$6,417,932

SUPPLEMENTAL NON-CASH DICLOSURE INFORMATION:
Non-cash financing activities not included herein consisted of reinvestment of distributions:	$16,074,602

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund (Formerly, Altegris KKR Commitments Master Fund)
CONSOLIDATED STATEMENTS OF FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A (1)
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2021		March 31, 2020		March 31, 2019		March 31, 2018		March 31, 2017
Net asset value, beginning of year	$12.59		$13.86		$13.72		$13.43		$12.61

Gain (Loss) from investment operations:
Net investment income/(loss) (3)	0.13		(0.03)		(0.23)		(0.20)		(0.11)
Net realized and unrealized gain/(loss) on investments	4.35		(0.71)		1.20		1.07		1.50
Net increase/(decrease) in net assets resulting from operations	4.48		(0.74)		0.97		0.87		1.39

Less distributions from:
Net realized gains	(0.58)		(0.53)		(0.83)		(0.58)		(0.57)
Total distributions	(0.58)		(0.53)		(0.83)		(0.58)		(0.57)

Net asset value, end of year	$16.49		$12.59		$13.86		$13.72		$13.43

Total return (4)	36.67%		(5.64)%		7.35%		6.62%		11.19	% (5)

Net assets, end of year (000s)	$315,874		$261,763		$297,902		$287,217		$189,454

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets (6,7)	2.35	% (9)	2.62%		2.40%		2.31%		2.47%
Ratio of net expenses to average net assets (7)	2.35	% (9)	2.62	% (8)	2.49	% (8)	2.40	% (8)	2.47%
Ratio of net investment income (loss) to average net assets (7)	0.94%		(0.20)%		(1.66)%		(1.40)%		(0.97)%

Portfolio Turnover Rate	0%		0%		1%		0%		0	% (5)

	Class I (2)
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31, 2021		March 31, 2020		March 31, 2019		March 31, 2018		March 31, 2017
Net asset value, beginning of year	$27.05		$29.62		$29.15		$28.36		$26.57

Gain (Loss) from investment operations:
Net investment income (loss) (3)	0.45		0.10		(0.32)		(0.22)		(0.01)
Net realized and unrealized gain/(loss) on investments	9.40		(1.54)		2.56		2.24		3.00
Net increase/(decrease) in net assets resulting from operations	9.85		(1.44)		2.24		2.02		2.99

Less distributions from:
Net realized gains	(1.26)		(1.13)		(1.77)		(1.23)		(1.20)
Total distributions	(1.26)		(1.13)		(1.77)		(1.23)		(1.20)

Redemption fees collected (3)	—		—		—		—		0.00

Net asset value, end of year	$35.64		$27.05		$29.62		$29.15		$28.36

Total return (4)	37.48%		(5.13)%		7.98%		7.27%		11.43%

Net assets, end of year (000s)	$141,353		$107,528		$109,643		$91,307		$54,767

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets (6)	1.74	% (9)	2.03%		1.81%		1.72%		2.77%
Ratio of net expenses to average net assets	1.74	% (9)	2.11	% (8)	1.89	% (8)	1.77	% (8)	1.83%
Ratio of net investment income (loss) to average net assets	1.54%		(0.36)%		(1.07)%		(0.75)%		(0.05)%

Portfolio Turnover Rate	0%		0%		1%		0%		0%

(1)	Class A commenced operation on June 1, 2016 with the reorganization of the master/feeder structure. See Note 1 in the notes to consolidated financial statements.

(2)	The Fund commenced operations on July 31, 2015, existing shares were reclassified to Class I Shares on June 1, 2016. See Note 1 in the notes to consolidated financial statements.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	The net expense ratio is greater than gross expense ratio due to the expenses recaptured. See Note 4 in the notes to consolidated financial statements.

(9)	The Fund estimates it tax expense on iKF LLC a wholly owned subsidiary in which the Fund invests. Due to the timing of tax estimates the Fund had a tax overpayment from prior year that reduced the gross and net expense ratios. Without this reduction the gross and net expenses ratios would have been 2.47% and 1.86% for class A and I, respectively

See accompanying notes to consolidated financial statements.

iCapital KKR Private Markets Fund
(formerly, Altegris KKR Commitments Master Fund)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2021

1.	ORGANIZATION

iCapital KKR Private Markets Fund (formerly, Altegris KKR Commitments Master Fund) (the “Fund”) is a Delaware statutory trust organized on April 22, 2014 and commenced operations on July 31, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. Prior to February 16, 2021, Altegris Advisors, LLC (the “Previous Adviser”) served as the Fund’s investment adviser. Thereafter iCapital Registered Fund Adviser LLC (the “Adviser” or the “iCapital RF Adviser”), an affiliate of Institutional Capital Network, Inc. (“iCapital Network”), became the Fund’s investment adviser. StepStone Group LP serves as the Fund’s Sub-Adviser (the “Sub-Adviser”).

On November 9, 2020, the Board of Trustees (the “Board”) of the Fund approved a new investment advisory agreement between iCapital RF Adviser and the Fund (the “New Advisory Agreement”). On November 9, 2020, the Board also approved a new investment sub-advisory agreement between iCapital RF Adviser and the Sub-Adviser and a new distribution agreement with iCapital Securities, LLC (“iCapital Securities”), a registered broker/dealer affiliate of iCapital Network (the “New Distribution Agreement”), to serve as the Fund’s new distributor. The New Advisory Agreement and the New Sub-Advisory Agreement were subsequently approved by the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) entitled to vote at a special meeting of Fund shareholders on January 29, 2021 (the “Special Meeting”). On February 16, 2021, following the approval of the New Advisory Agreement and New Sub-Advisory Agreement at the Special Meeting, iCapital RF Adviser replaced the Previous Adviser as the Fund’s investment adviser, the Sub-Adviser continues to serve as the Fund’s sub- adviser, the Fund entered into the New Distribution Agreement with iCapital Securities, and the Fund’s name was changed to iCapital KKR Private Markets Fund. At the Special Meeting, the shareholders also elected Nick Veronis as an Interested Trustee of the Fund. Following the Special Meeting, Matthew Osborne resigned as an Interested Trustee of the Fund. Officers associated with the Previous Adviser have also resigned and the Board has appointed certain new officers associated with iCapital RF Adviser.

The Fund currently offers two separate classes of shares of beneficial interest designated Class A and Class I (each, “Shares”) on a continuous basis at the net asset value (“NAV”) per Share plus any applicable sales loads.

The minimum investment for an investor in the Fund is $25,000. Class A Shares are offered at NAV plus a maximum sales charge of 3.50%. Class I Shares are sold at NAV without an initial sales charge and are not subject to distribution fees. All classes of Shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each class.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests and/or makes capital commitments of at least 80% of its assets in or to private equity investments of any type, sponsored or advised by Kohlberg Kravis Roberts & Co. Inc. or an affiliate thereof (collectively, “KKR”), including primary offerings and secondary acquisitions of interests in alternative investment funds that pursue private equity strategies (“Investment Funds”) and co-investment opportunities in operating companies (“Co-Investment Opportunities”) presented by such KKR Investment Funds or by KKR. However, the Fund may at any time determine to allocate its assets to investments not sponsored or issued by, or otherwise linked to, KKR or its affiliates and to strategies and asset classes not representative of private equity.

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include iKF LLC (formerly, AKCF LLC Series A) (“iKF”), a limited liability company in which the Fund invests and the results of which are reported on a consolidated basis with the Fund. iKF is a wholly owned subsidiary of the Fund; therefore all intercompany accounts and transactions have been eliminated. The inception date of iKF is September 18, 2015.

A summary of the Fund’s investment in iKF is as follows:

iKF Net Assets at	% of Total Net Assets
March 31, 2021	at March 31, 2021
$39,020,815	8.53%

iCapital KKR Private Markets Fund
(formerly, Altegris KKR Commitments Master Fund)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2021

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC Topic 946”), and therefore is applying the specialized accounting and reporting guidance in ASC Topic 946.

Investment Funds Valuation – The Fund has adopted valuation procedures pursuant to which it will fair value its interests in Investment Funds. These valuation procedures, which have been approved by the Board, provide that the unaudited valuations determined by the general partner, managing member or affiliated investment adviser of the Investment Funds (the “Investment Managers”) will be reviewed by the Adviser. The Fund will generally rely on such valuations even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the Investment Funds will typically provide the Adviser with estimated net asset values or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Fund’s annual audit. While such information is provided on a quarterly basis, the Fund calculates its NAV and issues Shares on a monthly basis.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework- Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which changes the fair value measurement disclosure requirements of ASC Topic 820. The Fund adopted ASU 2018-13 as of March 31, 2021, with no material impact to the financial statement disclosures.

The fair value of the investment in the portfolio is determined at the date of the Consolidated Statement of Assets and Liabilities. The Fund follows the provisions of the Fair Value Measurement of the ASC Topic 820. The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Adviser is responsible for the Fund’s written valuation policies, processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s pricing committee is comprised of officers of the Fund, the Adviser, and representatives from Gemini Fund Services, LLC (“GFS”), the Fund’s administrator. The Fund’s pricing committee meets monthly, or as needed, to determine the valuation of the Fund’s investments. The pricing committee certifies to the Board that the Fund’s valuation policy and procedures are properly followed. Any revision or updates of the valuation policies and procedures must be approved by the Board.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market prices for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the

iCapital KKR Private Markets Fund
(formerly, Altegris KKR Commitments Master Fund)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2021

significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2021 for the Fund’s assets measured at fair value:

				Investments Valued
Assets *	Level 1	Level 2	Level 3	at NAV **	Total
Investments
Private Equity Funds	$—	$—	$27,814,135	$442,136,208	$469,950,343
Common Stock	19,172	—	—	—	19,172
Short-Term Investments	1,816,314	—	—	—	1,816,314
Total Investments:	$1,835,486	$—	$27,814,135	$442,136,208	$471,785,829

*	Refer to the Consolidated Portfolio of Investments for asset classification.

**	Assets valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Consolidated Statement of Assets and Liabilities.

Transfers to and from Level 3 occurred due to an increase/decrease in the significance of an unobservable input to the estimate of fair value as of and during the year ended March 31, 2021.

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

			Proceeds from		Change in
			sales and		unrealized
	Beginning	Cost of	principal	Net realized	appreciation/	Transfers into	Transfers out of	Ending Balance
Investments	Balance 3/31/20	purchases	paydowns	gain (loss)	(depreciation)	Level 3	Level 3	3/31/21
Private Equity Funds	$16,393,482	$1,127,822	$(4,899,339)	$2,150,473	$1,901,605	$14,605,357	$(3,465,265)	$27,814,135

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of March 31, 2021:

Investment Type	Value at 3/31/21	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs
Co-Investment Interest	$2,012,175	Ownership percentage applied to adjusted third party valuation	Third party valuation	N/A
Tax Receivable Agreement	3,400,699	Discounted cash flow	Discount factor* Tax rate**	17% 23.97%
Private Equity Funds	22,401,261	Adjusted reported investment net asset value	Fair value adjustment***	N/A

*	An increase of the input would indicate a decrease in fair value.

**	An increase of the input would indicate an increase in fair value.

***	The significant unobservable input applied to fair value adjusted investments, in part or in whole, is the application of a beta to a benchmark. The benchmark used is a world market index, and the beta is calculated through analysis and backtested by the Adviser. As of March 31, 2021, the beta applied was 33%. An increase of the beta would indicate an increase in the effect of the input to the fair value.

iCapital KKR Private Markets Fund
(formerly, Altegris KKR Commitments Master Fund)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2021

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investments relies on evaluations of multiple observable and unobservable inputs including financial and operating data; company specific developments, stock prices, earnings and tax rates; market valuations of comparable companies; analysis of market segments; and model projections. The output of these evaluations is typically reviewed and approved by an outside valuation committee for which the Fund receives information surrounding their valuation process and, in some circumstances, the valuation analysis. In certain circumstances, the outside valuation committee may at its discretion employ third party valuation firms as appropriate.

Investments Valued at NAV – ASC Topic 820 permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation policies and procedures that the private investment is not being reported at fair value.

A listing of the private investments held by the Fund and their attributes, as of March 31, 2021, that qualify for these valuations are shown in the table below:

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency *	Notice Period (In Days)	Redemption restrictions Terms **
Private Equity - Buyout	Investments in nonpublic companies; the acquisition of the company uses some percentage of debt.	$348,786,719	87,473,306	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Private Equity - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$75,081,039	$15,011,617	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Private Equity - Other	Investments in nonpublic companies; strategies may include infrastructure, real estate, energy and direct lending/mezzanine, private equity fund of funds	$46,082,586	$9,617,899	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

*	The information summarized in the table above represent the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from Investment Funds cannot be determined. It is estimated that distributions will occur over the life of the Investment Funds.

iCapital KKR Private Markets Fund
(formerly, Altegris KKR Commitments Master Fund)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2021

Unfunded Commitments – As of March 31, 2021, the Fund had total unfunded commitments of $112,102,822 which consist of $ 87,473,306 Private Equity-Buyout, $15,011,617 Private Equity-Growth Equity and $9,617,899 Private Equity - Other. The Fund expects to fulfill these unfunded commitments through the use of liquid investments, future distributions from Investment Funds and line of credit proceeds.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund’s policy is to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders. Therefore, no federal income tax provision has been recorded for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities in accordance with the FASB ASC 740 Accounting for Uncertainty in Income Taxes. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year ended September 30, 2018 through September 30, 2020 or expected to be taken in the Fund’s September 30, 2021 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. However, the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

iKF, the wholly owned subsidiary of the fund, is a domestic limited liability company that has elected to be treated as a C Corporation for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

iKF recognizes deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when, in the opinion of the Adviser, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

When tax returns are filed, some positions taken may be sustained upon examination by the taxing authorities, while other positions are subject to uncertainty about the merits of the position taken or the amount of the position that would be sustained. The Adviser considers the likelihood of changes by taxing authorities in its filed income tax returns and recognizes a liability for or discloses potential changes that it believes are more likely than not to occur upon examination by taxing authorities.

The Adviser has not identified any uncertain tax positions in filed income tax returns that require recognition or disclosure in the accompanying consolidated financial statements. iKF’s income federal tax returns for the past three years and state tax returns for the past four years are subject to examination by taxing authorities and may change upon examination. iKF recognizes interest and penalties, if any, related to unrecognized tax benefits in operating expense. No interest expense or

iCapital KKR Private Markets Fund
(formerly, Altegris KKR Commitments Master Fund)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2021

penalties were recognized during the years ended March 31, 2021 and 2020.

The estimated provision for (benefit from) income taxes for the years ended March 31, 2021 and 2020 consist of the following:

Current:	2021	2020
Federal	$348,050	$141,563
State	156,857	64,974
	504,907	206,537
Deferred:
Federal	852,353	(1,226,208)
State	384,133	(560,214)
Valuation allowance	—	1,786,422
	1,236,486	—

Estimated provision for income taxes	$1,741,393	$206,537

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

At March 31, 2021 and 2020, components of the estimated deferred tax assets and liabilities are as follows:

Deferred tax assets:	2021	2020
Net unrealized loss on investment securities	$—	$1,786,422

Valuation allowance	—	(1,786,422)
Deferred tax liabilities:
Net unrealized gains on investment securities	(1,236,486)	—

Net estimated deferred tax assets (liabilities)	$(1,236,486)	$—

The Adviser reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Previously valued attributes have been utilized in the current period, and therefore no longer require a valuation allowance. The Adviser will continue to assess the need for a valuation allowance in the future.

iCapital KKR Private Markets Fund
(formerly, Altegris KKR Commitments Master Fund)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2021

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(loss) on investments before taxes as follows:

iKF, LLC	As of March 31, 2021	As of March 31, 2020
Income taxes at statutory rate	$1,867,509	$(1,099,135)
State income tax benefit (net of federal benefit)	427,382	(391,240)
Book to tax period adjustment	(553,498)	(89,510)
Valuation allowance	—	1,786,422
Provision for income taxes	$1,741,393	$206,537

Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit. The current cash balance exceeds the FDIC insurance limit.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss form investments in the Consolidated Statement of Operations.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

Investment Transactions – For the year ended March 31, 2021, cost of purchases and proceeds from sales or other disposition of investments other than short-term investments amounted to $59,028,172 and $0, respectively.

Associated Risks – During the normal course of business, the Fund may purchase, sell or hold various securities, which may result in certain risks, the amount of which is not apparent from the financial statements.

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector or geography, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

The Fund’s portfolio can be significantly impacted by general economic and political conditions, global and domestic market and industry-specific economic conditions. Political developments, cybersecurity attacks, natural disasters, public health crises (including the recent global outbreak of the coronavirus (“COVID-19”)) and other events outside of the Fund’s control can also adversely impact the Fund and its portfolio in material respects. For example, if any of these events occurred it may have an impact on the Fund’s fair value measurements, financing arrangements or its ability to achieve its investment objectives and the impact could be material.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with an

iCapital KKR Private Markets Fund
(formerly, Altegris KKR Commitments Master Fund)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2021

Investment Fund. The investments held by private equity funds and Co-Investment Opportunities made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Illiquidity of Investment Fund Interests. There is no regular market for interests in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

The Fund pays the Adviser a monthly fee of 0.10% (1.20% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds to the Investment Managers and indirectly paid by investors in the Fund . The Adviser pays the Sub-Adviser a monthly fee of 0.030833% (0.37% on an annualized basis) of the month-end net asset value of the Fund’s investments in Investment Funds. Pursuant to the agreement, the Fund incurred $4,918,941 in Management Fees, of which $3,875,261 was paid to the Previous Adviser and $1,043,680 was paid to the Adviser for the year ended March 31, 2021, which is included in the Consolidated Statement of Operations. As of March 31, 2021, payable due to Adviser for Management Fee is $545,272.

As outlined in the Fund’s prospectus, the Adviser has an “Expense Limitation and Reimbursement Agreement” with the Fund through August 1, 2021 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I Shares, for any fiscal year, to an amount not to exceed 0.55% per annum of the Fund’s net assets attributed to Class A and Class I Shares, respectively. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any Class of Shares; (v) taxes; and (vi) extraordinary expenses including tax expenses. This agreement may be renewed by the mutual agreement of the Adviser and the Fund for successive terms. Unless so renewed, this agreement will terminate automatically at the end of the Limitation Period. This agreement will also terminate automatically upon the termination of the investment advisory agreement between the Adviser and the Fund unless a new investment advisory agreement with the Adviser becomes effective upon such termination. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares (the “Excess Expenses”), the Adviser will pay the Fund for expenses to eliminate such excess. To the extent that the Adviser pays Excess Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid by the Adviser, for a period not to exceed three years from the date in which such expenses were paid by the Adviser on a monthly basis, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap of the Class and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap of the Class. The Excess Expenses in respect of the Fund’s Class A Shares shall be deemed to include any Specified Expenses paid by the Adviser in respect of the feeder fund that invested all or substantially all its assets in the Fund that was liquidated upon the Fund’s issuance of Class A Shares, and not reimbursed by the feeder fund to the Adviser. For the year ended March 31, 2021, the Fund did not waive or reimburse excess expenses paid by the Adviser.

iCapital KKR Private Markets Fund
(formerly, Altegris KKR Commitments Master Fund)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2021

The Fund has adopted a Distribution and Service Plan Agreement (“Plan”) for Class A and Class I Shares pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays a monthly fee out of the net assets of Class A Shares at the annual rate of 0.60% of the aggregate net asset value of the Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchase of Shares) (the “Distribution and Servicing Fee”). The Distribution and Servicing Fee is paid to iCapital Securities LLC. an affiliate of the Adviser, as the distributor of the Shares (the “Distributor”) to provide compensation for ongoing distribution -related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I Shares are not subject to the Distribution and Servicing Fee. During the year ended March 31, 2021, pursuant to the Plan, Class A shares incurred $1,723,429 in Distribution and Servicing Fees, $1,370,018 being paid to the Previous Adviser and $353,411 paid to iCapital, which are included in the Consolidated Statement of Operations. As of March 31, 2021, distribution and servicing fees payable to Distributor was $177,168.

The Fund reimburses the Adviser for certain sub-accounting and sub -transfer agency fees at 0.15% of the net assets of applicable shareholder accounts for the fees payable by the Adviser to identified service providers. During the year ended March 31, 2021, the Fund incurred $ 441,689 of sub-accounting and sub-transfer agency fees reimbursed to the Adviser pursuant to this arrangement which are recorded in transfer agent fees in the Consolidated Statement of Operations.

GFS

GFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with GFS, the Fund pays GFS customary fees for providing such services to the Fund. During the year ended March 31, 2021 certain officers of the Fund were also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities. For the year ended March 31, 2021, the Fund incurred $295,460 of administrative service fees, $62,481 of transfer agent fees, and $66,808 of fund accounting fees which are included in the Consolidated Statement of Operations. As of March 31, 2021, service fees payable to related parties includes a payable of $334,793 due to GFS for administration, transfer agent fees and fund accounting fees.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, a related party of GFS, provides compliance services and a chief compliance officer, pursuant to a consulting agreement between NLCS and the Fund. For the year ended March 31, 2021, the Fund incurred $32,984 in NLCS customary fees which are included in chief compliance officer fees on the Consolidated Statement of Operations.

Blu Giant, LLC (“Blu Giant”), a related party of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the year ended March 31, 2021, the Fund incurred $141,165 of printing and postage expenses which are included in the Consolidated Statement of Operations. As of March 31, 2021, services fees payable to related parties payable includes a payable of $40,117 due to Blu Giant for printing and postage expenses.

5.	REPURCHASES OF SHARES

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. For the year ended March 31, 2021, the Adviser recommended and intends to continue to recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board considers the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date. Any repurchase of Shares from a Shareholder which are held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any such Shares repurchased by the Fund. There is no minimum number of Shares which must be repurchased in any repurchase offer.

iCapital KKR Private Markets Fund
(formerly, Altegris KKR Commitments Master Fund)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2021

During the year ended March 31, 2021, the Fund repurchased tendered Shares as follows:

Repurchase Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered	NAV Price of Shares Tendered	Redemption Value of Shares Tendered	Shares Outstanding on Repurchase Date, Before Repurchase
June 30, 2020
Class A		1.96%	416,590	$12.95	$5,394,845	21,291,841
Class I		2.43%	100,366	$27.87	$2,797,196	4,127,085
Total	$20,670,209				$8,192,041
September 30, 2020
Class A		4.11%	855,183	$14.17	$12,117,943	20,820,395
Class I		3.66%	149,336	$30.54	$4,560,709	4,075,270
Total	$19,101,475				$16,678,652
December 31, 2020
Class A		3.19%	650,481	$14.74	$9,588,088	20,416,867
Class I		1.23%	49,785	$31.82	$1,584,670	4,043,056
Total	$19,583,086				$11,172,758
March 31, 2021
Class A		3.06%	605,430	$16.49	$9,983,547	19,765,060
Class I		1.68%	67,904	$35.64	$2,420,084	4,033,694
Total	$20,956,283				$12,403,631

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of March 31, 2021, the Fund continues to qualify as a regulated investment company. Since September 30, 2020 the Fund has estimated earnings of $4,109,516 amount of income, $14,620,920 amount of capital gain, and $16,538,802 amount of returned capital from investments. The Fund made distributions of $9,327,255 from realized gains. Amounts are subject to change through the end of the Fund’s tax year through September 30, 2021.

The Fund’s tax year end is September 30, 2020, as such, the information in this section is as of the Fund’s tax year end.

The tax character of Fund distributions paid for the tax years ended September 30, 2020 and September 30, 2019 was as follows:

	Tax Year Ended	Fiscal Year Ended
	September 30, 2020	September 30, 2019
Ordinary Income	$—	$—
Long-Term Capital Gain	16,385,659	23,097,226
Return of Capital	—	—
	$16,385,659	$23,097,226

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$1,878,251	$—	$—	$8,197,257	$44,077,002	$54,152,510

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to the unamortized portion of organization expenses for tax purposes and adjustments for partnerships,

iCapital KKR Private Markets Fund
(formerly, Altegris KKR Commitments Master Fund)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2021

passive foreign investment companies, C-corporations with return of capital distributions and the Fund’s wholly-owned subsidiary.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses resulted in reclassification for the tax year ended September 30, 2020 as follows:

Accumulated
Paid In Capital	Earnings (Losses)
$(4,715,108)	$4,715,108

These reclassifications had no effects on net assets.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2020 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2020 will not be finalized by the Fund until after the fiscal period end.

7.	COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

On October 1, 2018 Credit Suisse AG issued a line of credit up to $7.5 million to the Fund which was increased to $30 million as of May 1, 2020 and to $70 million as of February 12, 2021 with a maturity date of February 11, 2022 under a revolving credit agreement. The Fund borrowed $7,450,000 under the line of credit during the year ended March 31, 2021. The cost for the unused line of credit was 1.25% per annum until February 11, 2021 and 0.85% thereafter. For the year ended March 31, 2021, the Fund incurred $272,255 in unused commitment fees, as well as other administrative fees which are included as line of credit fees in the Consolidated Statement of Operations. The Fund accessed the line of credit, based only on the days borrowed, as follows:

Average Amount			Outstanding
Borrowings	Average	Interest	Borrowings
Outstanding	Interest Rate	Expense	3/31/2021
$7,450,000	2.79%	$207,831	$7,450,000

8.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has determined no events or transactions occurred requiring adjustment or disclosure in the financial statements.

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2021

Approval of Investment Advisory and Sub-Advisory Agreement

At a meeting held on November 9, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of iCapital KKR Private Markets Fund (the “Fund”), including each of the trustees that are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the annual approval of the investment advisory agreement (the “Advisory Agreement”) between iCapital Registered Fund Adviser, LLC (“iCapital” or the “Adviser”) and the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between iCapital and Stepstone Group, LP (“StepStone” or the “Sub-Adviser”).

In connection with the Board’s consideration of each of the Agreements, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s and Sub-Adviser’s investment management personnel; (b) an overview of the Adviser’s and Sub-Adviser’s operations and financial condition; (c) a comparison of the Fund’s advisory fee, sub-advisory fee and overall expenses with those of comparable closed end investment funds registered under the 1940 Act; (d) the level of profitability from each of the Adviser’s and Sub-Adviser’s fund-related operations; (e) the compliance policies and procedures of each of the Adviser and Sub-Adviser, including policies and procedures for personal securities transactions; and (f) information regarding the performance of the Fund compared to other comparable closed end investment funds registered under the 1940 Act, relevant benchmark indices, and the historical performance of other 1940 Act registered funds managed by the Adviser and other accounts and private funds advised by the Sub-Adviser.

Matters considered by the Board in connection with its approval of each of the Agreements included, among others, the following:

Nature, Extent and Quality of Services. The Board considered iCapital’s representations to the Board that it intends to provide the same or greater scope and quality of investment advisory services to the Fund than what Altegris has provided. The Board considered that although iCapital itself is newly formed, it is part of, and will have access to the resources of, the larger iCapital Network organization. The Board considered the extent of iCapital Network’s platform and resources, iCapital Network’s experience selecting private fund investments for other products, iCapital Network’s deep relationships with some of the largest fund distributors and that iCapital Network has extensive experience with investment advisers in connection with its role as a technology services provider to investment advisers, their high net-worth client base, asset managers, and banks.

The Board also considered that iCapital would be delegating certain portfolio management responsibilities to StepStone, the Fund’s current sub-adviser, and the resources iCapital would be devoting to the oversight of StepStone. The Board also reviewed the portfolio capabilities of iCapital and its parent company’s ability to deliver performance consistent with what shareholders are accustomed. The Board also considered the chief compliance officer’s statement that he had reviewed the compliance policies and procedures of iCapital and concluded that its compliance program is reasonably designed to prevent and detect violations of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act), and complies with Rule 38a-1 under the 1940 Act. Based on this review, the Board concluded that the range and quality of services provided by iCapital to the Fund under the Advisory Agreement would be at the same or improved levels and were expected to be satisfactory.

With respect to the Sub-Advisory Agreement, the Board considered StepStone’s track record as investment sub-adviser to the Fund. The Board noted StepStone’s experienced team of professionals and the firm’s position as a leader in the private markets industry. The Board considered StepStone’s experience as a leading investment manager in the private markets industry, overseeing (together with its related advisors) approximately $292 billion of private market assets, including approximately $66 billion of assets under management as of June 30, 2020. The Board considered the performance of StepStone up to this point and its confidence that StepStone will continue to provide the high quality that it has historically demonstrated. Based on this review, the Board concluded that the range and quality of services provided by StepStone to the Fund under the Sub-Advisory Agreement would be at the same or improved levels.

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2021

Advisory Fees. The Board considered the fact that the investment advisory fee to be paid under the Advisory Agreement will be identical to the investment advisory fee paid under the existing advisory agreement, which the Board noted, it had been determined was not to be unreasonable in June 2020. The Board also considered the fees of comparable funds managed by other advisers. The Board concluded that these factors supported approval of the Advisory Agreement.

The Board also considered the fact that the sub-advisory fee to be paid by iCapital to StepStone under the Sub-Advisory Agreement will be identical to the sub-advisory fee paid to StepStone by the current adviser under the existing sub-advisory agreement, which sub-advisory fee the Board had determined was not unreasonable in connection with its renewal of the existing sub- advisory Agreement in June 2020. The Board concluded that these factors supported approval of the Sub-Advisory Agreement.

Profitability . The Board noted that it was too early to predict the profitability of iCapital resulting from its relationship with the Fund. The Board noted iCapital’s belief that its anticipated net profitability is reasonable and not excessive in light of the level of commitment that iCapital will make as investment adviser to the Fund.

Economies of Scale. The Board considered any potential economies of scale that may result from the Transaction. The Board noted iCapital’s statement that such economies of scale could not be predicted at this time.

Conclusion. The Chairman reported that the Board, having requested and received such information from each of iCapital and StepStone as they believed reasonably necessary to evaluate the terms of the Advisory Agreement and the Sub-Advisory Agreement, and having been advised by independent counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that approval of each of the Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. In considering the Advisory Agreement and the Sub-Advisory Agreement, the Trustees did not identify any one factor as all important and each Trustee may have considered different factors as more important.

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2021

SHAREHOLDER MEETING

The Board of Trustees of iCapital KKR Private Markets Fund (the “Fund”) held a Special Meeting of the Shareholders of the Fund, on January 29, 2021 (the “Special Meeting”), for the purpose of 1) approval of a new investment advisory agreement between the Fund and iCapital Registered Fund Adviser LLC (“iCapital RF Adviser”); 2) approval of a new investment sub-advisory agreement between iCapital RF Adviser and StepStone Group LP (“StepStone”); (3) the election of Nick Veronis to the Fund’s Board of Trustees; and (4) the approval of a “manager of managers” structure for the Fund that would permit iCapital RF Adviser to hire and replace sub-advisers and modify sub-advisory agreements without shareholder approval, in reliance on any future exemptive order applicable to the Fund or any other future rule and if necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the Proposals.

At the close of business January 29, 2021, there were 23,904,572 shares outstanding and eligible to vote as of the Record Date, and only 12,127,251 shares had voted, constituting 50.73% of the Fund’s shares represented by proxy as of the record date. Therefore, a quorum was present for the Fund.

With respect to the proposal to approve the Agreement and Plan of Reorganization the following votes were cast:

		Percentage of
	Shares Voted	Voted Shares
	in Favor of	in Favor of
	the Proposal	the Proposal
Advisory Agreement	9,302,733	84.01%
Sub-Advisory Agreement	9,240,820	81.40%
Election of Nick Veronis	11,240,168	77.16%
Approve a “managers of managers” structure	8,862,045	80.43%

iCapital Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2021

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Interested Trustee

Nick Veronis (56) One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee and President	Indefinite Length — Since 2021	Co-Founder and Managing Partner of iCapital Network	1	None

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Officers

William Kimme (58) 17645 Wright Street Omaha, NE 68130	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite Length — Since 2019 (Chief Compliance Officer and Anti-Money Laundering Officer)	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011)

Kyle Hartley (52) c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Treasurer and Principal Financial Officer	Indefinite Length — Since 2021	Managing Director and Head of Hedge Fund Finance and Operations, Institutional Capital Networks Inc (since 2017) and CFO and COO of Lone Star Value Management (2013-2017)

Stephen Jacobs (59) c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Secretary	Indefinite Length — Since 2021	General Counsel, Institutional Capital Networks Inc (since 2019) and Chief Operating Partner and Co-Chair of the Corporate Department, Herrick Feinstein LLP (2016-2019)

iCapital Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2021

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Richard Malinowski (37) c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Assistant Secretary	Indefinite Length — Since 2018	Senior Vice President and Senior Managing Counsel (since 2017), Vice President and Counsel (2016-2017) and Assistant Vice President (2012- 2016), Ultimus Fund Solutions

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**

Independent Trustees

Mark Garbin (70) c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since Inception	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Trustee of Forethought Variable Insurance Trust (since 2013), Northern Lights Fund Trust (since 2013), Northern Lights Variable Trust (since 2013), Two Roads Shared Trust (since 2012), Independent Director of Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014) and Carlyle Tactical Private Credit Fund (since March 2018)

Mark D. Gersten (71) c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since Inception	Independent Consultant (since 2012)	1	Trustee of Schroder Global Series Trust (2012-2017), Northern Lights Fund Trust (since 2013), Northern Lights Variable Trust (since 2013), Two Roads Shared Trust (since 2012), Ramius Archview Credit and Distressed Fund (2015-2017)

iCapital Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2021

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**
Neil M. Kaufman (60) c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since Inception	Managing Member, Kaufman & McGowan PLLC (legal services) (since 2016); Partner, Abrams, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (2010-2016)	1	Trustee of Two Roads Shared Trust (since 2012)

Anita K. Krug (52) c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since Inception	Dean (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014- 2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	Trustee of Two Roads Shared Trust (since 2012) and Centerstone Investors Trust (since 2016)

*	Each officer serves an indefinite term, until his or her successor is elected.

The Funds SAI Includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-212-994-7400.

PRIVACY NOTICE

What does iCapital KKR Private Markets Fund (the “Fund”) do with your personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number and wire transfer instructions

●     Account transactions and transaction history

●     Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes Information about your transactions and records	No	We don’t share
For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 1-888-524-9441

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●    Open an account or deposit money

●    Direct us to buy securities or direct us to sell your securities

●    Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    Sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

iCapital KKR Private Markets Fund
(Formerly, Altegris KKR Commitments Master Fund)
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2021

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
iCapital Registered Fund Adviser LLC.
60 East 42nd Street, 26th Floor New York, NY 10165

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

IMPORTANT INFORMATION / DISCLAIMER

Investors should carefully consider the investment objectives, risks, charges and expenses of the iCapital KKR Private Markets Fund before investing. This and other important information about the Fund is contained in the Fund’s Prospectus, which can be obtained by calling 877-562-1682 or visiting https://www.icapitalkkrpmfund.com/. The Prospectus should be read carefully before investing. Diversification does not ensure profit or protect against loss in a positive or declining market. There is no guarantee that any investment will achieve its objectives, generate profits or avoid losses. An investment in private equity is speculative and involve substantial risks.

This material is provided for informational purposes only and is not intended as, and may not be relied on in any manner as legal, tax or investment advice, a recommendation, or as an offer to sell, a solicitation of an offer to purchase or a recommendation of any interest in any fund or security offered by Institutional Capital Network, Inc. or its affiliates (together “iCapital Network”). Alternative investments are complex, speculative investment vehicles and are not suitable for all investors. This material does not intend to address the financial objectives, situation or specific needs of any individual investor. The information contained herein is subject to change and is also incomplete. This industry information and its importance is an opinion only and should not be relied upon as the only important information available. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed, and iCapital Network assumes no liability for the information provided.

This material is confidential, is the property of iCapital Network and may not be shared without the written permission of iCapital Network. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission of iCapital Network.

Products offered by iCapital Network are typically private placements that are sold only to qualified clients of iCapital Network through transactions that are exempt from registration under the Securities Act of 1933 pursuant to Rule 506(b) of Regulation D promulgated thereunder (“Private Placements”). An investment in any product issued pursuant to a Private Placement entails a high degree of risk and no assurance can be given that any alternative investment fund’s investment objectives will be achieved or that investors will receive a return of their capital. Further, such investments are not subject to the same levels of regulatory scrutiny as publicly listed investments, and as a result, investors may have access to significantly less information than they can access with respect to publicly listed investments. Prospective investors should also note that investments in Private Placements often involve long lock-ups and do not provide investors with liquidity.

Securities may be offered through iCapital Securities, LLC, a registered broker dealer, member of FINRA and SIPC and subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital Network). These registrations and memberships in no way imply that the SEC, FINRA or SIPC have endorsed the entities, products or services discussed herein. iCapital and iCapital Network are registered trademarks of Institutional Capital Network, Inc. Additional information is available upon request.

© 2021 Institutional Capital Network, Inc. All Rights Reserved.

iCapital Network
60 East 42nd Street, 26th Floor | New York, NY 10165 | 855.891.0092
www.icapitalnetwork.com

Item 2. Code of Ethics. See Attached.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. (a) The Registrant's board of trustees has determined that Mark Gersten is a financial expert, as defined in Item 3 of Form N-CSR. Mark Gersten is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020- $99,000

2021- $102,000

(b)	Audit-Related Fees

2021- None

(c)	Tax Fees

2020- $52,400

2021 -$57,650

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 – None

2021- None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2020	2021
Audit-Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $52,400

2021 - $57,650

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

(a)       Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities.  On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”).  The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures.  In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)       The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors.  The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors.  On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund.  In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision.  If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)       The Fund intends to hold its interests in the Investment Funds in non-voting form.  Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The personnel of the Advisers who have primary responsibility for management of the Fund are Nicholas Veronis and David Shyu.

Nicholas Veronis

Nicholas is a Co-Founder and one of the Managing Partners of iCapital Network, Inc., where he is Head of Portfolio Management. He spent 11 years at Veronis Suhler Stevenson (VSS), a middle market private equity firm where he was a Managing Director responsible for originating and structuring investment opportunities. At VSS, he specialized in the business information services sector and helped spearhead the firm’s investment strategy in the financial software and data sector, including its investment in Ipreo. Nicholas was previously an operating advisor to Atlas Advisors, an independent investment bank based in New York. He began his career as a financial journalist for The Boston Business Journal, was a reporter for The Star-Ledger, and a Senior Associate in the New Media Division of Newhouse Newspapers. He holds a BA in economics from Trinity College and FINRA Series 7, 79, and 63 licenses.

David Shyu

David Shyu is a Co-Portfolio Manager of the Fund. Prior to iCapital, Mr. Shyu was a Director of Newbury Partners, responsible for the origination, valuation, execution and monitoring of secondary investments and co-investments. Prior to Newbury, Mr. Shyu was as an Associate in the Secondary Group at Auda Private Equity. Previously, Mr. Shyu worked as an analyst at Goldman Sachs. Mr. Shyu graduated cum laude from Princeton University with a BSE in Operations Research and Financial Engineering.

Item 9. Purchases of Equity Securities by Closed-End Funds. None

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. None.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) iCapital KKR Private Markets Fund

By (Signature and Title)

/s/Nicholas Veronis

Nicholas Veronis, President/Principal Executive Officer

Date 6/9/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Nicholas Veronis

Nicholas Veronis, President/Principal Executive Officer

Date 6/9/2021

By (Signature and Title)

/s/Kyle Hartley

Kyle Hartley, Treasurer/Principal Financial Officer

Date 6/9/2021